ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.


ANNUAL REPORT
OCTOBER 31, 1996




LETTER TO SHAREHOLDERS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

December 12, 1996

Dear Shareholder:

Slow worldwide economic growth, combined with extremely low inflation, have provided an attractive environment for global bond investments. In the non-dollar developed markets, fixed income returns have been very strong throughout the fiscal year. The dollar-denominated markets of Canada and Australia produced excellent returns, as did the higher yielding European markets of Italy, Spain and Sweden.

INVESTMENT RESULTS
As shown in the table below, your Fund continued to enjoy solid returns in both the six- and twelve-month periods ended October 31. We've also shown results for the short-maturity U.S. government bond market for the same time periods, represented by the Merrill Lynch 1-3 Year Government Bond Index. As you can see, your Fund outperformed the unmanaged Merrill Lynch index, as well as the Lipper Short World Multi-Market Income Funds Average, which is comprised of 34 funds with investment objectives similar to that of the Alliance Short-Term Multi-Market Trust.


                                       TOTAL RETURN BASED ON NET ASSET VALUE
                                         FOR PERIODS ENDED OCTOBER 31, 1996
                                              6 MONTHS        12 MONTHS
                                         ----------------  ----------------
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
  Class A                                       5.87%          13.23%
  Class B                                       5.47           12.34
  Class C                                       5.47           12.35

MERRILL LYNCH 1-3 YEAR GOVERNMENT
  BOND INDEX                                    3.75            5.91

LIPPER SHORT WORLD MULTI-MARKET
  INCOME FUNDS AVERAGE                          5.20            9.44


MARKET REVIEW
The Japanese economy produced what proved to be an unsustainably large growth rate of 12.2% in the first quarter of 1996. Growth has since slowed precipitously, and the Japanese authorities have continued their policy of leaving official interest rates at the extremely low level of 0.50%. To ensure that the Japanese economic recovery will be sustainable, authorities are willing to err on the cautious side, potentially leaving rates too low for too long. Two consequences have arisen in direct response to this policy of artificially low rates in Japan. First, the Japanese yen has continued to weaken, falling by another 8.5% over the past six months. Second, these low rates have created a large build-up of liquidity which has spilled over into the global markets, improving investment returns in many different asset classes.

The strong performance of both the Australian and Canadian markets has been most impressive given the relatively poor performance of the U.S. Treasury market. Historically, the Australian and Canadian markets have not performed well in an environment of low Treasury prices. However, lower growth and inflation rates combined with drastic fiscal tightening and improvements in their respective trade accounts have allowed for significant interest rate cuts in Australia and Canada, even though the U.S. Federal Reserve has not lowered U.S. rates at all. In fact, official rates in Canada are currently more than 2.0% below rates in the U.S. Given the high unemployment rates and large output gaps in these markets, we believe inflation will remain controlled. Therefore, Australian and Canadian securities should continue to outperform U.S. debt.

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. This has brought about a period of severe fiscal retrenchment in Europe, even though many European economies remain sluggish. With fiscal policy so restrained, monetary

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


1



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

GEOGRAPHIC DIVERSIFICATION OF PORTFOLIO HOLDINGS as of October 31, 1996

CZECH REPUBLIC 4.74%
WESTERNEUROPE 41.60%
CANADA 6.63%
MEXICO 4.31%
AUSTRALIA 9.07%
U.S. 33.65%


policy, in the form of lower interest rates, has been the only macroeconomic tool authorities have to stimulate growth. This combination of tight fiscal policy and loose monetary policy has led to stronger bond markets and weaker currencies. The U.S. dollar has performed quite well against the core European currencies over the last six months and we anticipate a continuation of this for the foreseeable future.

As European nations get closer and closer to forming a single currency, their bond yields have begun to converge. We believe that monetary union will, in fact, take place over the next few years and that this convergence will continue. From time-to-time, market volatility is likely to lead to short-term divergence in European yield spreads, and we will look to opportunistically add to the portfolio's positions during these periods.

The Swiss economy continues to remain very weak. This has been caused, in part, by the tremendous overvaluation of the Swiss franc. In September, the Swiss National Bank cut their official discount rate to 1.0% in an attempt to weaken the franc and relieve the ailing Swiss economy. The interest rate cut has succeeded in reining in the franc, and the portfolio has benefited from this move. We have used the Swiss franc as a hedge currency versus our other European exposure, and will continue to do so as it provides a positive yield advantage and depreciation potential.

OUTLOOK
Overall, we think the non-dollar bond markets will continue to outperform the U.S. Treasury market into 1997. Thus, the portfolio currently has significant exposure to the European bond markets. However, if the Clinton Administration and Congress pass a credible balanced budget for the next several years, the domestic fixed income market will be revived. If a balanced budget is passed, the portfolio's exposure to the U.S. market will be increased accordingly.

The economic fundamentals in the U.S., however, continue to be the strongest of any country in the developed world. Low unemployment, high capacity utilization rates, and GDP growth very close to potential are restraining bond market returns in the U.S. European, Australian, and Canadian fixed income markets offer greater potential for price appreciation at this time.

As always, we appreciate your interest and investment in the Short-Term Multi-Market Trust.

Sincerely,


John D. Carifa
Chairman and President


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

Alliance Short-Term Multi-Market Trust seeks the highest level of current income consistent with investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. dollar-denominated securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +13.23%         +8.44%
 . Five Years                  +2.90%         +2.01%
 . Since Inception*            +5.91%         +5.30%
 . SEC Yield**                 +5.44%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +12.34%         +9.34%
 . Five Years                  +2.13%         +2.13%
 . Since Inception*            +4.50%         +4.50%
 . SEC Yield**                 +4.96%


NOTE: Total returns for Class B shares from inception on February 5, 1990, reflect conversion from Class B to Class A shares in accordance with the six-year conversion schedule in the Fund's prospectus.


CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   +12.35%        +11.35%
 . Since Inception*            +2.49%         +2.49%
 . SEC Yield**                 +4.98%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares--with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B++(3% year 1, 2% year 2, 1% year 3, 0% year
4); Class C shares are not subject to front-end sales charges, but are subject to a 1 year 1% contingent deferred sales charge for shares purchased on or after July 1, 1996. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 5/5/89 Class A; 2/5/90 Class B; 5/3/93 Class C.
**  Yields are for the 30-day period ended October 31, 1996.
++  Assumes conversion of Class B shares into Class A shares after 6 years.


3



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

ALLIANCE SHORT-TERM MULTI-MARKET TRUST
GROWTH OF A $10,000 INVESTMENT:
5/31/89 TO 10/31/96

$17,575
$16,575
$15,575
$14,575
$13,575
$12,575
$11,575
$10,575
$9,575
5/31/89
10/31/96

MERRILL LYNCH 1-3 YEAR GOV'T INDEX
LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE
SHORT-TERM MULTI-MARKET TRUST CLASS A: $12,897

This chart illustrates the total value of a hypothetical $10,000 investment in Class A shares. The chart reflects the deduction of the maximum 4.25% sales charge from an initial $10,000 investment and assumes the reinvestment of dividends and capital gains. Performance for Class B and C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gains or losses in capital value or dividend income.

The unmanaged Merrill Lynch 1-3 Year Government Bond Index is composed of U.S. Treasury Securities maturing in one to three years.

The Lipper Short World Multi-Market Income Funds Average reflects performance of 34 funds with investment objectives that are generally similar to that of Alliance Short-Term Multi-Market Trust.

When comparing Alliance Short-Term Multi-Market Trust to the indices shown above, remember that sales charges and expenses are not reflected in the performance of indices.


Short-Term Multi-Market Trust
ML 1-3 Year Government Index
Lipper Short World Multi-Market Funds Average


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________


                                               PRINCIPAL
                                                 AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------

AUSTRALIA-8.9%
GOVERNMENT OBLIGATION-8.9%
Republic of Australia
  12.00%, 7/15/99 (a)
  (cost $58,978,727)                     AU$     66,250      $59,298,538

CANADA-6.5%
GOVERNMENT OBLIGATIONS-6.5%
Government of Canada
  6.25%, 9/15/98(a)                      CA$     15,000       11,592,155
  6.50%, 8/01/99(a)                              40,700       31,732,615
Total Canadian Securities
  (cost $41,357,473)                                          43,324,770

CZECH REPUBLIC-4.6%
DEBT OBLIGATIONS-4.6%
ING Baring Securities
  11.00%, 5/29/97 (b)                    CZK    334,125       12,379,138
ING Capital Holdings
  11.50%, 7/08/97 (b)                           168,000        6,254,270
International Bank For
  Reconstruction & Development
  11.50%, 10/09/97(a)                           332,500       12,374,535
Total Czech Republic Securities
  (cost $30,666,659)                                          31,007,943

DENMARK-7.7%
GOVERNMENT OBLIGATION-7.7%
Kingdom of Denmark
  9.00%, 11/15/98(a)
  (cost $54,596,699)                     DKK    277,000       51,784,778

FINLAND-5.6%
GOVERNMENT OBLIGATION-5.6%
Government of Finland
  11.00%, 1/15/99(a)
  (cost $39,795,056)                     FIM    150,000       37,869,149

GERMANY-6.1%
GOVERNMENT OBLIGATION-6.1%
Government of Germany
  5.75%, 5/28/99(a)
  (cost $40,237,575)                     DEM     60,000       41,237,862

ITALY-4.0%
GOVERNMENT OBLIGATION-4.0%
Republic of Italy
  10.50%, 11/01/98(a)
  (cost $24,865,649)                     ITL 38,600,000      27,025,790

MEXICO-4.2%
GOVERNMENT OBLIGATIONS-4.2%
Mexican Treasury Bills
  29.00%, 11/28/96(a)(c)                 MXP    119,664       14,550,165
  30.74%, 1/02/97(a)(c)                         107,436       12,730,473
  32.53%, 7/31/97(a)(c)                           8,422          862,099
Total Mexican Securities
  (cost $29,058,166)                                          28,142,737

NORWAY-4.5%
GOVERNMENT OBLIGATION-4.5%
Kingdom of Norway
  9.00%, 1/31/99(a)
  (cost $30,095,595)                     NOK    178,400       30,034,725

SPAIN-4.2%
GOVERNMENT OBLIGATION-4.2%
Government of Spain
  7.40%, 7/30/99(a)
  (cost $27,794,616)                     ESP  3,518,000       28,040,578

SWEDEN-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Sweden
  11.00% 1/21/99(a)
  (cost $32,845,551)                     SEK    200,900       33,997,562

UNITED KINGDOM-3.3%
GOVERNMENT OBLIGATION-3.3%
U.K. Treasury Gilts
  12.25%, 3/26/99
  (cost $21,826,916)                     GBP     12,100       22,012,753

UNITED STATES-32.9%
DEBT OBLIGATIONS-12.0%
Bayerische Landesbank
  6.00%, 10/15/98(a)                     US$     20,000       20,034,000
Federal Business Development Bank
  6.375%, 5/21/99(a)                             15,000       15,067,500


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------

KFW International Finance, Inc.
  8.25%, 3/18/98(a)                      US$      4,250     $  4,377,500
SMM Trust Co., Ltd. FRN
  7.91%, 1/22/97(a)(d)                           41,000       40,877,000
                                                              80,356,000

GOVERNMENT OBLIGATION-7.5%
U.S. Treasury Note
  6.00%, 8/15/99(a)                              50,000       50,156,250

CERTIFICATE OF DEPOSIT-3.5%
Rabobank FRN
  6.42%, 2/23/98(a)(c)                           25,000       23,190,000

TIME DEPOSIT-9.9%
Societe Generale
  5.65%, 11/01/96                        US$     66,300       66,300,000
Total United States Securities
  (cost $219,777,433)                                        220,002,250

TOTAL INVESTMENTS-97.6%
  (cost $651,896,115)                                        653,779,435
Other assets less liabilities-2.4%                            15,904,756

NET ASSETS-100%                                             $669,684,191


(a) Securities, or portion thereof, with an aggregate market value of $535,770,286 have been segregated to collateralize forward exchange currency contracts.

(b) The redemption value of these securities are indexed to the spread between the Czech Crown and the U.S. Dollar exchange rate.

(c)  Interest rate represents annualized yield to maturity at purchase date.

(d)  Stated interest rate in effect at October 31, 1996.

     Glossary:
     FRN - Floating Rate Note.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $651,896,115)         $653,779,435
  Cash                                                                  17,849
  Interest receivable                                               20,252,728
  Receivable for capital stock sold                                 13,663,436
  Unrealized appreciation of swap contracts                            862,657
  Total assets                                                     688,576,105

LIABILITIES
  Payable for capital stock redeemed                                15,583,470
  Dividend payable                                                   1,613,142
  Unrealized depreciation of forward exchange currency contracts       752,889
  Advisory fee payable                                                 315,251
  Distribution fee payable                                              44,804
  Accrued expenses                                                     582,358
  Total liabilities                                                 18,891,914

NET ASSETS                                                        $669,684,191

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    866,889
  Additional paid-in capital                                       747,496,970
  Distributions in excess of net investment income                  (5,775,532)
  Accumulated net realized loss on investments, swaps and
    foreign currency transactions                                  (74,988,898)
  Net unrealized appreciation of investments, swaps and
    foreign currency denominated assets and liabilities              2,084,762
                                                                  $669,684,191

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($386,544,660/
    50,036,697 shares of capital stock issued and outstanding)           $7.73
  Sales charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $8.07

  CLASS B SHARES
  Net asset value and offering price per share ($273,108,736/
     35,353,790 shares of capital stock issued and outstanding)          $7.73

  CLASS C SHARES
  Net asset value and offering price per share ($10,030,795/
    1,298,441 shares of capital stock issued and outstanding)            $7.73


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest(net of foreign taxes withheld of $243,519)              $68,095,559

EXPENSES
  Advisory fee                                        $4,077,972
  Distribution fee - Class A                             977,782
  Distribution fee - Class B                           4,089,969
  Distribution fee - Class C                              65,381
  Transfer agency                                      1,828,807
  Custodian                                              838,181
  Printing                                               217,952
  Administrative                                         169,691
  Audit and legal                                        160,608
  Registration                                            36,820
  Directors' fees                                         27,304
  Miscellaneous                                           13,754
  Total expenses                                                    12,504,221
  Net investment income                                             55,591,338

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAPS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment and swap transactions             12,818,217
  Net realized loss on foreign currency transactions                (1,543,675)
  Net change in unrealized appreciation (depreciation) of:
    Investment and swap transactions                                11,280,039
    Foreign currency denominated assets and liabilities              9,984,220
  Net gain on investments, swaps and foreign
    currency transactions                                           32,538,801

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $88,130,139


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                      1996            1995
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $ 55,591,338   $   76,244,033
  Net realized gain (loss) on investments,
    swaps and foreign currency transactions        11,274,542     (178,828,835)
  Net change in unrealized appreciation
    (depreciation) of investments, swaps,
    and foreign currency denominated assets
    and liabilities                                21,264,259      (10,683,058)
  Net increase (decrease) in net assets from
    operations                                     88,130,139     (113,267,860)

DIVIDENDSANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (29,452,332)              -0-
    Class B                                       (33,967,382)              -0-
    Class C                                          (524,790)              -0-
  Tax return of capital
    Class A                                                -0-     (38,284,995)
    Class B                                                -0-     (58,142,957)
    Class C                                                -0-        (436,849)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (201,779,228)    (548,036,954)
  Total decrease                                 (177,593,593)    (758,169,615)

NET ASSETS
  Beginning of year                               847,277,784    1,605,447,399
  End of year                                    $669,684,191   $  847,277,784


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term Multi-Market Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on February 17, 1989 as a non-diversified, open-end investment management company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF NET ASSETS
As of October 31, 1996, the Fund, reclassed certain components of net assets. The reclassification resulted in a net decrease to distributions in excess of net investment income of $5,254,490, and a net increase to accumulated net realized loss on investments, swaps and foreign currency transactions and additional paid-in capital of $5,461,935 and $207,445 respectively. These reclassifications were the result of permanent book to tax differences resulting primarily from foreign currency gains. Net assets were not effected by the change.


10



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $169,691 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,261,242 for the year ended October 31, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $16,307 from the sale of Class A shares and $273,441 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended October 31, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $26,166,892, and $1,343,129, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement remains in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $1,057,429,421 and $1,094,502,405 respectively, for the year ended October 31, 1996. There were purchases of $92,456,080 and sales of $41,802,656 of U.S. Government and government agency obligations for the year ended October 31, 1996.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1996, the Fund had outstanding forward exchange currency contracts, as follows:

                                            CONTRACT     VALUE ON     U.S. $       UNREALIZED
                                             AMOUNT    ORIGINATION    CURRENT     APPRECIATION
                                             (000)         DATE        VALUE     (DEPRECIATION)
                                          -----------  -----------  -----------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Canadian Dollars, expiring 11/18/96           30,000   $22,394,745  $22,394,305        $(440)
Polish Zloty, expiring 4/11/97                37,000    12,442,411   12,402,904      (39,507)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 11/07/96         74,012    58,733,610   58,641,690       91,920
Canadian Dollars, expiring 11/18/96           54,644    39,973,837   40,790,655     (816,818)
Deutsche Marks, expiring 11/25/96-4/11/97    123,206    81,843,660   81,770,406       73,254
Finnish Markka, expiring 1/17/97             171,181    37,482,065   37,950,086     (468,021)
Italian Lira, expiring 11/27/96           42,500,000    27,716,005   27,984,069     (268,064)
Japanese Yen, expiring 11/07/96            3,016,210    27,173,063   26,519,928      653,135
Netherlands Guilder, expiring 12/31/96        50,400    29,716,981   29,818,934     (101,953)
Spanish Pesetas, expiring 11/25/96         3,560,000    27,745,304   27,880,059     (134,755)
Swedish Krona, expiring 11/25/96             225,599    34,104,114   34,344,494     (240,380)
Swiss Francs, expiring 1/06/97               101,486    81,397,014   80,898,274      498,740
                                                                                   $(752,889)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


12



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1996.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments as well as foreign currency fluctuations. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gain on investment and swap transactions.

At October 31, 1996, the Fund had outstanding currency and interest rate swap contracts with the following terms:

                                                          RATE TYPE
                                               ---------------------------------    UNREALIZED
    SWAP           NOTIONAL       TERMINATION   PAYMENTS MADE  PAYMENTS RECEIVED   APPRECIATION
COUNTERPARTY        AMOUNT           DATE        BY THE FUND      BY THE FUND     (DEPRECIATION)
------------  ------------------  -----------  --------------  -----------------  --------------
J.P. Morgan   USD     41,000,000   1/22/97       Fixed-7.91%       Floating+        $     -0-
J.P. Morgan   ITL 30,000,000,000   4/23/99     Floating-LIBOR     Fixed-9.25%        862,657
                                                                                    ---------
                                                                                    $862,657


+ Floating is composed of three month LIBOR (London Interbank Offered Rate) plus a fixed amount of .125%.


13



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

At October 31, 1996, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,865,896 and gross unrealized depreciation of investments was $5,982,576, resulting in net unrealized appreciation of $1,883,320 (excluding foreign currency transactions). At October 31, 1996, the Fund had a capital loss carryforward of $74,988,898 of which $35,175,465 expires in the year 2001, $20,009,696 expires in the year 2002, and $19,803,737 expires in the year 2003.

NOTE E: CAPITAL STOCK
There are 3,600,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 1,200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            1,644,560     2,011,084   $  14,914,054   $  15,716,134
Shares issued in
  reinvestment of
  dividends            1,871,073     2,981,786      14,187,089      23,083,728
Shares converted
  from Class B        18,067,959            -0-    135,505,124              -0-
Shares redeemed      (14,414,336)  (30,294,790)   (109,253,251)   (233,197,213)
Net increase
  (decrease)           7,169,256   (25,301,920)  $  55,353,016   $(194,397,351)

CLASS B
Shares sold            1,642,627     2,069,111   $  12,447,906   $  16,026,464
Shares issued in
  reinvestment of
  dividends            1,874,160     3,656,313      14,192,671      28,470,965
Shares converted
  to Class A         (18,067,959)           -0-   (135,505,124)             -0-
Shares redeemed      (20,143,299)  (50,907,467)   (154,702,486)   (394,607,766)
Net decrease         (34,694,471)  (45,182,043)  $(263,567,033)  $(350,110,337)

CLASS C
Shares sold            1,298,950       646,889   $   9,914,742   $   5,398,144
Shares issued in
  reinvestment of
  dividends               25,478        43,525         193,464         339,247
Shares redeemed         (482,972)   (1,167,573)     (3,673,417)     (9,266,657)
Net increase(decrease)   841,456      (477,159)  $   6,434,789   $  (3,529,266)


14



FINANCIAL HIGHLIGHTS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                           --------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                           --------------------------------------------------------------
                                               1996         1995         1994         1993         1992
                                           -----------  -----------  ----------  -----------  -----------
Net asset value, beginning of year            $7.47        $8.71        $9.25        $9.25         $9.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .60(a)       .46(a)       .93          .92           .91
Net realized and unrealized gain (loss)
  on investments,
swaps and foreign currency transactions         .35         (.98)        (.86)        (.32)         (.86)
Net increase (decrease) in net asset
  value from operations                         .95         (.52)         .07          .60           .05

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.69)          -0-          -0-        (.60)         (.72)
Tax return of capital                            -0-        (.72)        (.61)          -0-           -0-
Distributions from net realized gain             -0-          -0-          -0-          -0-         (.02)
Total dividends and distributions              (.69)        (.72)        (.61)        (.60)         (.74)
Net asset value, end of year                  $7.73        $7.47        $8.71        $9.25         $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                              13.23%       (5.74)%        .84%        6.67%          .49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)    $386,545     $320,333     $593,677     $953,571    $1,596,903
Ratio of expenses to average net assets        1.29%        1.23%        1.13%        1.16%         1.10%
Ratio of net investment income to
  average net assets                           7.85%        7.39%        7.28%        8.26%         9.00%
Portfolio turnover rate                         208%         230%         109%         182%          133%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                           --------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                           --------------------------------------------------------------
                                               1996         1995         1994         1993         1992
                                           -----------  -----------  ---------  -----------  ------------
Net asset value, beginning of year            $7.47        $8.71        $9.25        $9.25        $9.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .54(a)       .41(a)       .94          .87          .84
Net realized and unrealized gain (loss)
  on investments,
swaps and foreign currency transactions         .35         (.99)        (.93)        (.34)        (.86)
Net increase (decrease) in net asset
  value from operations                         .89         (.58)         .01          .53         (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.63)          -0-          -0-        (.53)        (.65)
Tax return of capital                            -0-        (.66)        (.55)          -0-          -0-
Distributions from net realized gain             -0-          -0-          -0-          -0-        (.02)
Total dividends and distributions              (.63)        (.66)        (.55)        (.53)        (.67)
Net asset value, end of year                  $7.73        $7.47        $8.71        $9.25        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                              12.34%       (6.50)%        .12%        5.91%        (.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)    $273,109     $523,530   $1,003,633   $1,742,703   $2,966,071
Ratio of expenses to average net assets        2.00%        1.95%        1.85%        1.87%        1.81%
Ratio of net investment income to average
  net assets                                   7.14%        6.69%        6.58%        7.57%        8.28%
Portfolio turnover rate                         208%         230%         109%         182%         133%


See footnote summary on page 17.


16



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C
                                           ---------------------------------------------------
                                                                                 MAY 3,1993(C)
                                                   YEAR ENDED OCTOBER 31,              TO
                                           ------------------------------------   OCTOBER 31,
                                               1996         1995         1994         1993
                                           -----------  -----------  ----------  -------------
Net asset value, beginning of period          $7.47        $8.71        $9.25        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .51(a)       .39(a)       .58          .28
Net realized and unrealized gain (loss)
  on investments,
swaps and foreign currency transactions         .38         (.97)        (.57)         .05
Net increase (decrease) in net asset
  value from operations                         .89         (.58)         .01          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.63)          -0-          -0-        (.26)
Tax return of capital                            -0-        (.66)        (.55)          -0-
Total dividends and distributions              (.63)        (.66)        (.55)        (.26)
Net asset value, end of period                $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                              12.35%       (6.49)%        .12%        3.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $10,031       $3,416       $8,136       $5,538
Ratio of expenses to average net assets        1.98%        1.92%        1.83%        1.82%(d)
Ratio of net investment income to
  average net assets                           7.15%        6.66%        6.50%        7.19%(d)
Portfolio turnover rate                         208%         230%         109%         182%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Commencement of distribution.

(d)  Annualized.


17



REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Short-Term Multi-Market Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Short-Term Multi-Market Trust, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 12, 1996


18



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
F. JEANNE GOETZ, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
JOHN J. KELLEY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMAR